INCOME TAXES	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
INCOME TAXES	INCOME TAXES
The components of the income tax provision (benefit) from continuing operations for the year ended December 31, 2022 and 2021 are as follows:

	2022	2021
Current
Federal	$4,146	$—
State	254	880
Total current income tax expense	4,400	880

Deferred
Federal	(62,540)	(22,664)
State	(13,846)	(1,682)
Total deferred income tax benefit	(76,386)	(24,346)

Income tax benefit	$(71,986)	$(23,466)
Deferred income taxes reflect the net tax effect of temporary differences between amounts recorded for financial reporting purposes and amounts used for tax purposes. The major components of deferred tax assets and liabilities are as follows:

	2022	2021
Deferred tax assets:
Net operating loss carryforward	$16,767	$20,316
Business interest carryforward	8,777	2,992
Stock-based compensation	477	796
Accounts receivable allowance	528	209
Lease liabilities	36,032	33,008
Inventory reserve	1,530	290
Goodwill and intangible assets	34,945	—
Transaction costs	1,269	1,027
Accrued liabilities	1,782	57
Total deferred tax assets	102,107	58,695
Valuation allowance	(708)	—
Deferred tax assets, net	101,399	58,695
Deferred tax liabilities:
Intangibles and goodwill	—	30,614
Right-of-use assets	38,657	32,740
Debt issuance costs amortization	830	1,173
Property and equipment	3,797	1,754
Total deferred tax liabilities	43,284	66,281
Net deferred tax assets (liabilities)	$58,115	$(7,586)
A reconciliation of the statutory U.S. Federal income tax rate of 21% to the Company's effective income tax rate for the years ended December 31, 2022 and 2021 is as follows:

	2022	2021
U.S. Federal statutory rate	21.0%	21.0%
State and local, net of federal benefit	3.8%	(9.5)%
Derivative expense	—%	(4.5)%
Executive compensation	—%	(6.5)%
Other	0.3%	(1.6)%
Stock-based compensation	(0.4)%	0.4%
Goodwill impairment	(5.6)%	—%
IRC Section 338(h)(10) election	4.7%	—%
Change in valuation allowance	(0.2)%	57.5%
Effective tax rate	23.6%	56.8%
In assessing the recovery of the deferred tax assets, management considers whether it is more likely than not that some portion or all the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income in the periods in which those temporary differences become deductible. Management considers the scheduled reversals of future deferred tax assets, projected future taxable income, and tax planning strategies in making this assessment. In estimating future taxable income, the Company relies upon assumptions and estimates about future activities, including the amount of future federal and state pretax operating income that the Company will generate; the reversal of temporary differences; and the implementation of feasible and prudent tax planning strategies. Based on this analysis, and as a result of the future taxable income generated by the RideNow acquisition, the Company has determined that it is more likely than not that its deferred tax assets will be realized, and accordingly released its full valuation allowance of $23,742 during 2021.
The Company has evaluated the positive and negative evidence bearing upon its ability to realize the deferred tax assets. Management evaluated the realizability of the Company’s state net operating loss carryforwards and made the decision to record a valuation allowance against certain state net operating losses as it is more likely than not that the deferred tax assets will not be realized due to the changes in the Company’s state footprint as a result of the planned repositioning associated with the wholesale business. Accordingly, a valuation allowance of $708 has been established against these state net operating losses. Management reevaluates the positive and negative evidence at each reporting period.
Changes in the valuation allowance for deferred tax assets during the years ended December 31, 2022 and 2021 related primarily to the increase in state net operating loss carryforwards in 2022, and release of the Company’s valuation allowance in 2021 were as follows:

	2022	2021
Valuation allowance as of beginning of the year	$—	$23,742
Increases recorded to income tax provision	708	—
Decreases recorded as a benefit to income tax provision	—	(23,742)
Valuation allowance as of end of year	$708	$—
As of December 31, 2022 and 2021, the Company has federal net operating loss carryforwards of $73,213 and $91,246, all of which were generated in years ending after December 31, 2017 and can be carried forward indefinitely. The Company’s state net operating loss carryforwards as of December 31, 2022 are $19,852, a portion of which begin to expire in 2029. As a result of various ownership changes, the Company’s federal and state net operating losses are subject to limitations under Internal Revenue Code (“IRC”) Section 382. Pursuant to the Company’s Section 382 analysis, the net operating losses generated prior to 2017 were determined to be not realizable as they arose from a different trade or business and were written off as part of the Company’s income tax expense for the year ended December 31, 2022. Due to the Company’s projected income in future years and the indefinite-lived nature of its remaining net operating losses, none of these attributes are expected to expire unutilized as a result of the IRC Section 382 limitation analysis.
The Company does not have unrecognized tax benefits related to uncertain tax positions. The Company recognizes both accrued interest and penalties related to unrecognized tax benefits in income tax expense. The Company has not recorded any interest and penalties on any unrecognized tax benefits since its inception. Based on the statutes of limitations in the applicable jurisdictions in which the Company operates, tax years 2017 through 2021 remain open to examination by the U.S. federal and state taxing jurisdictions, as carryforward attributes generated in prior years may still be adjusted upon examination by the Internal Revenue Service (“IRS”) or state tax authorities if they have or will be used in a future period. The Company files income tax returns in the U.S. federal and various state jurisdictions. There are currently no federal or state audits in progress for any tax years.
On August 16, 2022, the Inflation Reduction Act of 2022 ("IRA") was signed into law. The IRA includes implementation of a new alternative minimum tax, an excise tax on stock buybacks, and significant tax incentives for energy and climate initiatives, among other provisions. The Company is evaluating the provisions included under the IRA and does not expect the provisions to have a material impact to the Company's consolidated financial statements.